UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 17, 2022

DCP MIDSTREAM, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6900 E. Layton Ave, Suite 900
Denver, Colorado 80237
(Address of principal executive offices) (Zip Code)
(303) 595-3331
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partnership interests	DCP	New York Stock Exchange
7.875% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	DCP PRB	New York Stock Exchange
7.95% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	DCP PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

On August 17, 2022, Phillips 66 and Enbridge Inc. (“Enbridge”), through their respective subsidiaries, entered into an Agreement and Plan of Merger (the “Merger Agreement”) for the purpose of realigning their respective economic and governance interests in DCP Midstream, LP (the “Partnership”) and Gray Oak Pipeline, LLC through the merger of existing joint ventures owned by Phillips 66 and Enbridge.

On August 17, 2022, Phillips Gas Company LLC (“PGC”), an indirect wholly owned subsidiary of Phillips 66, and Spectra DEFS Holding, LLC, an indirect wholly owned subsidiary of Enbridge, as the members of DCP Midstream, LLC (“DCP Midstream”), the owner of DCP Midstream GP, LLC (the “General Partner”), the general partner of DCP Midstream GP, LP (the “GP LP”), the general partner of the Partnership, entered into a Third Amended and Restated Limited Liability Agreement of DCP Midstream, LLC, effective on August 17, 2022 (the “Third A&R LLC Agreement”), which, among other things, designated PGC as the Class A Managing Member of DCP Midstream.

Previously, Phillips 66 and Enbridge, through their respective subsidiaries, had owned equal interests in DCP Midstream. Following the effectiveness of the Third A&R LLC Agreement, Phillips 66, through its indirect wholly owned subsidiary, PGC, except as otherwise provided therein, has the power to conduct, direct and manage all activities of DCP Midstream associated with the Partnership and each of its subsidiaries, the General Partner and the GP LP, and, in each case, the businesses, activities, assets and liabilities thereof. The Third A&R LLC Agreement also provides that PGC has the power to exercise DCP Midstream’s rights to appoint or remove any director of the General Partner and vote any common units representing limited partner interests (“Common Units”) of the Partnership that are owned directly or indirectly by DCP Midstream. Phillips 66 therefore may be deemed to be the beneficial owner of 51,472,363 Common Units that are owned directly by DCP Midstream and 66,887,618 Common Units that are owned directly by the GP LP, or an aggregate of approximately 57% of the outstanding Common Units.

The foregoing descriptions of the Merger Agreement and the Third A&R LLC Agreement are not complete and are qualified in their entirety by reference to the Merger Agreement and the Third A&R LLC Agreement, copies of which are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2022, Messrs. Allen C. Capps and Stephen J. Neyland resigned from the Board of Directors of the General Partner (the “Board”), and Messrs. Kevin Mitchell and Todd Denton were appointed by DCP Midstream, the owner of the General Partner, to serve on the Board. Neither Mr. Mitchell nor Mr. Denton has been appointed to any committee of the Board at this time.

Mr. Mitchell currently serves as Executive Vice President, Finance and Chief Financial Officer of Phillips 66, a position he has held since January 2016. Previously, Mr. Mitchell served as Vice President, Investor Relations of Phillips 66 from September 2014 to January 2016.

Mr. Denton currently serves as Senior Vice President of Health, Safety and Environment (HSE), and Projects of Phillips 66, a position he has held since June 2022. Previously, Mr. Denton served in various positions within the midstream business of Phillips 66, most recently as Vice President of Midstream Operations. He also served as President of Phillips 66 Pipeline LLC from 2012 to 2022.

Neither Mr. Mitchell nor Mr. Denton will receive compensation for serving on the Board other than through their employment with Phillips 66. Since the beginning of the Partnership’s last fiscal year, neither Mr. Mitchell nor Mr. Denton nor their respective immediate family members have any direct or indirect material interest in any existing or proposed transaction, arrangement, or relationship with the General Partner or the Partnership or any director or executive officer of the General Partner or immediate family member thereof in which the amount involved exceeds $120,000.

DCP Midstream owns 100% of the General Partner, which allows it to control the Partnership, and also owns approximately 57% of the Partnership. DCP Midstream is a joint venture indirectly owned by Phillips 66 and Enbridge. For relationships among the Partnership, the General Partner, and DCP Midstream and its affiliates, see Item 13 “Certain Relationships and Related Transactions, and Director Independence”, which is incorporated herein by reference from the Partnership’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 18, 2022.

Item 8.01 Other Events.

On August 17, 2022, Phillips 66 delivered a proposal to the Board to acquire all of the Partnership’s outstanding Common Units not already owned by DCP Midstream or its subsidiaries at a cash purchase price of $34.75 per Common Unit. It is anticipated that the Board will authorize a Special Committee comprised of independent members of the Board to review, evaluate and negotiate the proposed transaction. The proposed transaction is subject to the negotiation and execution of a definitive agreement and approval of such definitive agreement and the transactions contemplated thereunder by a Special Committee of the Board. There can be no assurance that a definitive agreement will be executed or that any transaction will be approved or consummated.

Additional Information and Where You Can Find It

This report does not constitute a solicitation of any vote or approval with respect to the proposed transaction. This report relates to a proposed business combination between Phillips 66 and the Partnership. In connection with the proposed transaction, subject to further developments and if a transaction is agreed, Phillips 66 and the Partnership expect to file an information statement and other documents with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITYHOLDERS OF PHILLIPS 66 AND THE PARTNERSHIP ARE ADVISED TO CAREFULLY READ ANY INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Any definitive information statement, if and when available, will be sent to securityholders of the Partnership relating to the proposed transaction. Investors and securityholders may obtain a free copy of such documents and other relevant documents (if and when available) filed by Phillips 66 or the Partnership with the SEC from the SEC’s website at www.sec.gov. Securityholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from Phillips 66’s website at www.phillips66.com under the “Investors” tab under the heading “SEC Filings” under the “Financial Information” sub-tab or from the Partnership’s website at www.dcpmidstream.com under the “Investors” tab and the “SEC Filings” sub-tab.

Participants in the Solicitation

Phillips 66, the Partnership and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of consents in respect of the transaction. Information about these persons is set forth in Phillips 66’s proxy statement relating to its 2022 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2022; Phillips 66’s Annual Report on Form 10-K, which was filed with the SEC on February 18, 2022; certain of Phillips 66’s Current Reports on Form 8-K; the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 18, 2022, and subsequent statements of changes in beneficial ownership on file with the SEC. Securityholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ securityholders generally, by reading the information statement and other relevant documents regarding the transaction (if and when available), which may be filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined under the federal securities laws, including statements regarding the anticipated consummation of the proposed transaction and the timing thereof. Although management believes that expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct. In addition, these statements are subject to certain risks, uncertainties and other assumptions that are difficult to predict and may be beyond our control, including market conditions, customary closing conditions, and other factors described in the Partnership’s filings with the SEC. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Partnership’s actual results may vary materially from what management anticipated, estimated, projected or expected.

Investors are encouraged to closely consider the disclosures and risk factors contained in the Partnership’s annual and quarterly reports filed from time to time with the SEC. The forward-looking statements contained herein speak only as of the date of this report. The Partnership undertakes no obligation to publicly update or revise any forward‑looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.		Description

99.1	*
Agreement and Plan of Merger entered into as of August 17, 2022, by and among Enbridge (U.S.) Inc., Enbridge Holdings (Gray Oak) LLC, Spectra Energy DEFS Holding, LLC, Phillips 66 Company, Phillips Gas Company LLC, DCP Midstream, LLC, and Gray Oak Holdings LLC (attached as Exhibit 99.3 to Phillips 66’s Current Report on Form 8-K (File No. 001-35349) filed with the SEC on August 18, 2022).

99.2	*
Third Amended and Restated Limited Liability Company Agreement of DCP Midstream, LLC (attached as Exhibit 99.4 to Phillips 66’s Current Report on Form 8-K (File No. 001-35349) filed with the SEC on August 18, 2022).

101		Cover Page formatted as Inline XBRL.
104		Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
* Previously filed

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 23, 2022

DCP MIDSTREAM, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

	By:	DCP MIDSTREAM GP, LLC,
its General Partner

		By:	/s/ Sean P. O'Brien
		Name:	Sean P. O'Brien
		Title:	Group Vice President and Chief Financial Officer